EXHIBIT 99-1
CRT Properties, Inc.
225 NE Mizner Blvd., Suite 200
Boca Raton, Florida 33432

NEWS

CRT PROPERTIES, INC. ANNOUNCES FOURTH QUARTER 2004 EARNINGS CONFERENCE CALL

BOCA RATON, FLORIDA—January 18, 2005—CRT Properties, Inc. (NYSE:CRO), formerly known as Koger Equity, Inc., announced today that it will host its quarterly conference call to discuss fourth quarter 2004 financial results on Wednesday, February 23, 2005 at 9:00 AM Eastern. Hosting the call will be Thomas J. Crocker, Chief Executive Officer, Thomas C. Brockwell, Executive Vice President and Steven A. Abney, Chief Accounting Officer.

The call will be webcast live over the Internet from the Company’s website at www.crtproperties.com under the section titled “Webcast”. Participants should follow the instructions provided on the website for the download and installation of audio applications necessary to join the webcast. The call can also be accessed live over the phone by dialing 800-865-4435 or for international callers by dialing 973-935-2404.

A replay of the call will be available one hour after the call and can be accessed by dialing 877-519-4471 or 973-341-3080 for international callers; the password is 5615849. The replay will be available from February 23, 2005, through March 9, 2005 and will be archived on CRT’s website thereafter. A press release with the fourth quarter 2004 financial results will be issued after the market close on Tuesday, February 22, 2005.

About CRT Properties, Inc., formerly known as Koger Equity, Inc.

CRT Properties, Inc., formerly known as Koger Equity, Inc., owns or has interests in 137 office buildings, containing 11.7 million rentable square feet, located in more than twenty five suburban and urban office projects in twelve metropolitan areas in the Southeastern United States, Texas and Maryland. For more information about CRT Properties, visit its website at www.crtproperties.com or contact Investor Relations, 225 NE Mizner Boulevard, Suite 200, Boca Raton, Florida 33432-3945, or call 1-800-850-2037.

CONTACT: CRT Properties, Inc.
Investor Relations
Thomas C. Brockwell, Executive Vice President
1-800-850-2037

Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The forward-looking statements contained in this release, including those that refer to management’s plans and expectations for future operations, prospects and financial condition, are subject to certain risks and uncertainties. Actual results could differ materially from current expectations. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Reliance should not be placed on these statements because, by their nature, they are subject to known and unknown risks and can be affected by factors that are beyond the control of CRT Properties, Inc. Among the factors that could affect the Company’s actual results are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space at current or anticipated rents to creditworthy tenants; changes in interest rates; future demand for its debt and equity securities; and its ability to complete current and future development projects on schedule and on budget. A more detailed discussion of these and other factors is set forth in the “Risk Factors” section of the Company’s SEC reports and filings, including its Annual Report on Form 10-K for the year ended December 31, 2003. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.